Exhibit 99.1

TITAN	PHARMACEUTICALS CORPORATE PRESENTATION SUNIL BHONSLE JUNE 2016 © 2016 TITAN PHARMACEUTICALS INC. NASDAQ:TTNP

FORWARD - LOOKING STATEMENTS The presentation may contain “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Reference is made in particular to the description of our plans and objectives for future operations, assumptions underlying such plans and objectives and other forward - looking terminology such as “may,” “expects,” “believes,” “anticipates,” “intends,” “projects,” or similar terms, variations of such terms or the negative of such terms . Forward - looking statements are based on management’s current expectations . Actual results could differ materially f - rom those currently anticipated and such statements involve risks and uncertainties, including, but not limited to, those risks and uncertainties relating to availability of financing, difficulties or delays in development, testing, regulatory approval, production and marketing of the Company's drug candidates, adverse side effects or inadequate therapeutic efficacy of the Company's drug candidates that could slow or prevent product development or commercialization and the uncertainty of patent protection for the Company's intellectual property or trade secrets . 2

COMPANY SNAPSHOT 3 • Focus on proprietary therapeutics for select chronic diseases • ProNeura TM drug delivery platform provides long - term, continuous, non - fluctuating medication levels • Probuphine® (buprenorphine) implant – six - month maintenance treatment of opioid addiction • FDA approval May 2016 • Large and growing market opportunity; significant unmet medical need • Product pipeline: Ropinirole implant for Parkinson’s disease and T3 implant for Hypothyroidism • Strong Cash Position to Support Near - term Development Activities

OPIOID ADDICTION: AN EPIDEMIC • Increasingly recognized as a global epidemic by world health authorities • Primary, chronic disease of brain reward, motivation, memory and neurobiological circuitry • Characterized by cravings, accompanied by a lack of impulse control, cycles of relapse and remission • Requires long - term treatment plans and medical care; abstinence is rarely a successful approach • Buprenorphine current gold standard for medication - assisted therapy in US 4

OPIOID ADDICTION: TREATMENT OVERVIEW 5 • Buprenorphine pharmacology makes it an effective, safer, and more convenient treatment option • Controls withdrawal symptoms and cravings without inducing opioid euphoria in patients • Convenient outpatient treatment allows take - home medication, unlike methadone • Low risk of respiratory depression versus other opiates • U.S . buprenorphine sales in 2015 almost $ 2 billion • Challenges with daily dosed formulations • Compliance • Sublingual dosing results in variable blood levels • Diversion and abuse $0 $500 $1,000 $1,500 $2,000 2009 2010 2011 2012 2013 2014 U.S. Buprenorphine Sales ($ Millions)

PROBUPHINE® (BUPRENORPHINE) IMPLANT 6 • Implant contains 80 mg of buprenorphine HCl uniformly distributed throughout the ethylene vinyl acetate co - polymer (EVA) matrix • No reservoir, therefore no risk of drug dumping EVA POLYMER BUPRENORPHINE PROBUPHINE BLENDED & EXTRUDED

PROBUPHINE® ADMINISTRATION 7 • Inserted subdermally in the inner side of the upper arm by a certified health care provider • Drug is released continuously into patient's body through the process of dissolution • Results in a stable level of medication in the blood, avoiding peaks and troughs of oral dosing

PROBUPHINE® (BUPRENORPHINE) IMPLANT 8 Probuphine® is the first and only FDA - approved maintenance treatment for opioid dependence that provides non - fluctuating blood levels of buprenorphine around - the - clock for a period of six months EFFICACY Effective in reducing illicit opioid use SAFETY Non - fluctuating drug exposure over six months may provide superior safety and tolerability COMPLIANCE Treatment with implant expected to enhance compliance EASE OF USE Patients dosed once every six months in an outpatient setting DIVERSION Limited access to implants – distribution controlled via a REMS program

PROBUPHINE®: COMMERCIALIZATION PLANS 9 Partnership with Braeburn Pharmaceuticals, Inc. for development and commercialization in U.S. and Canada* • Milestone payments: • Upfront : $15.75 million • Approval Milestone: $15 million • Sales Milestones: $165 million • Tiered Royalties on net sales: mid - teens to l ow 20s (%) • U.S. Patent term to April 2024 • First made available to patients in June 2016: • More than 800 health care providers certified in the first 15 days • 262 training sessions across 55 cities (2,000+ providers) over 6 weeks in June/July 2016; capacity to train ~ 4,000 healthcare providers in 2016 • Exploring reimbursement approaches with insurers, including value - based programs, payment assistance program, rebates * Braeburn has sublicensed Canadian rights to Knight Therapeutics

PROBUPHINE®: RISK EVALUATION & MITIGATION STRATEGY 10

PROBUPHINE®: RISK EVALUATION & MITIGATION STRATEGY 11 • Training and Certification – Providers who prescribe and implant Probuphine will: • A ttend Live Training: Lecture and Practicum • C omplete the Probuphine REMS P rogram K nowledge Assessment • B e enrolled in the Probuphine REMS program • Providers who will perform Probuphine surgical procedures must meet criteria for procedural competency • Recertification will be required after 12 months, prior to placement of any additional orders. • Patient Counseling – Patients will be counseled regarding risks of accidental overdose, misuse, and abuse, and when they might need to contact their healthcare provider • Closed Distribution – Probuphine will only be available to healthcare providers who have been certified in the Probuphine REMS Program

PROBUPHINE®: U.S. CERTIFIED HEALTH CARE PROVIDERS 12

PROBUPHINE®: EX - U.S. PARTNERING PLANS 13 • Pursuing ex - U.S. opportunities in opioid addiction treatment • Progressing discussions with interested companies in select regions • Planning regulatory discussions with EMA and/or select European countries in second half of 2016 • Opportunity to further develop Probuphine® for treatment of chronic pain

PRONEURA: ADDING VALUE BEYOND PROBUPHINE® 14 • Long - term drug delivery technology validated through the Probuphine® program • Potential for the treatment of select chronic diseases for which low dose, long - term delivery and stable drug levels may offer advantages over other forms of administration • Product development programs in progress: • Ropinirole implant for the treatment of Parkinson’s disease (PD) • Triiodothyronine (T3) implant for the treatment of hypothyroidism • Conducting feasibility evaluation of additional compounds in other chronic disease settings to add to the product pipeline • Goal is to pursue commercial partnerships for product candidates at appropriate stages of development, and potential licensing agreements with other pharmaceutical companies for ProNeura - based technology

PARKINSON’S DISEASE OVERVIEW • Characterized by the loss of dopamine, which alters activity in the brain region impacting movement and motor function • Treated with drugs designed to replace or mimic dopamine in the brain • After several years of treatment , these drugs lose benefit and trigger serious side effects in up to 80% of patients • Titan’s ProNeura TM technology has the potential to deliver continuous non - fluctuating levels of dopamine agonists for three months or longer from a single treatment 15

PARKINSON’S DISEASE – THERAPEUTICS MARKET 16 * GlobalData; **Parkinson’s Action Network, National Center for Health Statistics; “The Current and Projected Economic Burden of Parkinson’s Disease in the United States” Movement Disorders, March 2013 Based on information from Titan and other sources believed to be reliable and prepared exclusively for Titan. Woodside Capita l P artners is not responsible for any use that Titan may make of this material. Sales of Dopamine Agonists, U.S.* Year Total Sales % DA $ DA 2012 $1.1 Billion 26% $286 Million 2022 $2.3 Billion 18% $414 Million Cost to American Society ** $14.4 Billion Annually Treatment Costs $8.1 Billion Indirect Costs $6.3 Billion If costs continue to rise they will double by 2040 • As many as 1 million people in the US affected • That number is expected to almost double by 2030 due to aging of population • About 60 , 000 newly diagnosed for PD annually • More than 23 , 000 die from PD each year

PRONEURA™ PARKINSON'S DISEASE PROGRAM

- Ropinirole (Requip®), a dopamine agonist marketed by GSK for PD
- Evaluated in a Parkinsonian animal model using ProNeura™ drug delivery platform
  - Results presented in June 2015 - 19th International Congress of Parkinson's Disease and Movement Disorders
    - Sustained plasma ropinirole levels for several months following implantation
    - No local skin irritation at implant site
    - Controlled PD symptoms without triggering dyskinesias
- Ropinirole implant program status
  - Implant formulation selected for clinical development
  - Non-clinical development program defined and initial clinical study design established
  - FDA feedback received on pre-IND meeting briefing material
  - Required non-clinical studies to support IND are in progress
  - On target to file IND in Q4 2016, to be followed by initial pharmacokinetic and proof of concept clinical study

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TITAN PHARMACEUTICALS

HYPOTHYROIDISM DISEASE OVERVIEW • Thyroid gland does not make enough thyroid hormone to meet body’s need • Typical treatment consists of synthetic prohormone thyroxine (T4) given orally once a day, which is converted by the body to the active triiodothyronine (T3) • Oral T3 treatment is effective, but comes with potential side effects caused by blood level fluctuations • ProNeura TM platform has potential to deliver continuous, non - fluctuating levels of T3 and provide a stable blood level for several months following a single treatment 18

PRONEURA TM HYPOTHYROIDISM PROGRAM STATUS 19 • Completed initial formulation development of the implant and conducted in - vitro and in - vivo drug release studies to further define implant formulation • In - vivo non - clinical studies in progress evaluating implant formulations for drug release characteristics • Demonstrated non - fluctuating release of T3 over several months in small and large animal models • Testing in a non - clinical model of hypothyroidism in process • Next steps • Complete proof - of - concept in the non - clinical studies • Establish the non - clinical study plan that will provide safety data for the IND • Target meeting with the FDA for a pre - IND meeting in Q4 2016 • Goal is to start a proof of concept clinical study in second half of 2017

TITAN PRONEURA PRODUCT PIPELINE 20 CANDIDATE INDICATION DEVELOPMENT STAGE Probuphine ® Opioid Addiction Ropinirole Implant Parkinson’s Disease T3 Implant Hypothyroidism PRECLINICAL PHASE 1 PHASE 2 PHASE 3 MARKET PRECLINICAL PHASE 1 PHASE 2 PHASE 3 MARKET PRECLINICAL PHASE 1 PHASE 2 PHASE 3 MARKET

TITAN EXECUTIVE MANAGEMENT 21 • Marc Rubin, M . D . Executive Chairman & Director • 9 years with Titan • Former Head of Global R&D and member of the Board of Management at Bayer Pharma • Executive R&D and commercial responsibilities at GSK for 13 years • 25 years in the pharmaceutical industry following 7 years at NIH • Sunil Bhonsle, M . B . A . President, CEO & Director • 20 years with Titan • 20 years with Bayer Corporation in Biological and Pharmaceutical finance and operations management • Kate Beebe, Ph . D . Executive Vice President, Chief Development Officer • 9 years with Titan • 20 years in industry, with senior positions in clinical development and medical affairs at GSK, Merck, and Corcept Therapeutics • 10 years in academic medicine

TITAN PHARMA SUMMARY • ProNeura ™ - Unique and compelling drug delivery platform • Probuphine ® - Only product on market to provide long - term, continuous, non - fluctuating blood levels of buprenorphine for maintenance treatment of opioid addiction • Attractive U . S . partnership in place and pursuing ex - U . S . opportunities • ProNeura ™ for Parkinson’s Disease and Hypothyroidism could significantly enhance Titan’s value • Conducting feasibility evaluation of additional compounds in other chronic disease settings to add to the product pipeline • Strong cash position to support near - term development activities 22

THANK YOU. QUESTIONS? © 2016 TITAN PHARMACEUTICALS INC. NASDAQ:TTNP